                                                                   EXHIBIT 99.1

                           HOME GAMBLING
                           NETWORK, INC.
                       (A DEVELOPMENT STAGE
                            ENTERPRISE)

                            FINANCIAL
                            STATEMENTS

                           YEARS ENDED
                        DECEMBER 31, 1999
                        AND 1998 AND FOR
                         THE CUMULATIVE
                          PERIOD FROM
                        AUGUST 2, 1995,
                            THROUGH
                      DECEMBER 31, 1999

HOME GAMBLING NETWORK, INC.
(A DEVELOPMENT STAGE ENTERPRISE)
YEARS ENDED DECEMBER 31, 1999 AND 1998
AND FOR THE CUMULATIVE PERIOD FROM AUGUST 2, 1995 THROUGH
DECEMBER 31, 1999
---------------------------------------------------------


                           CONTENTS


                                                                   PAGE
INDEPENDENT AUDITORS' REPORT                                          1

FINANCIAL STATEMENTS:
  Balance sheet                                                       2
  Statements of development stage operations and deficit              3
  Statements of cash flows                                            4

NOTES TO FINANCIAL STATEMENTS                                       5-6

PRO FORMA FINANCIAL INFORMATION*                                      7






----------------------------------
* Not covered by independent auditors' report.

INDEPENDENT AUDITORS' REPORT



To the Board of Directors
Home Gambling Network, Inc.
Las Vegas, Nevada

We have audited the accompanying balance sheet of Home Gambling Network, Inc., (the Company) (a development stage enterprise) as of December 31, 1999, and the related statements of development stage operations and deficit, and cash flows for each of the two years ended December 31, 1999 and 1998 and for the period from inception, August 2, 1995 through December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the accompanying financial statements of Home Gambling Network, Inc., present fairly, in all material respects, its financial position as of December 31, 1999, and the results of its operations and cash flows for the periods presented, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2, the Company's ability to pay its obligations when due and to commence operations is dependent upon its issuing licenses for its product and its ability to raise additional capital. These conditions raise substantial doubt as to the Company's ability to continue as a going concern. Management's plans in regard to those matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


April 4, 2000

HOME GAMBLING NETWORK, INC.
(A DEVELOPMENT STAGE ENTERPRISE)
BALANCE SHEET

DECEMBER 31, 1999
------------------------------------------------------------------------------


ASSETS

CURRENT ASSETS, cash                                                $     623


FURNITURE, FIXTURES AND EQUIPMENT, net of
  accumulated depreciation                                             13,718

Patent                                                                 80,445
                                                               ---------------
                                                                    $  94,786
                                                               ===============



LIABILITIES AND STOCKHOLDERS' EQUITY DEFICIENCY

CURRENT LIABILITIES, accounts payable                               $ 135,197


ADVANCES FROM STOCKHOLDERS                                            110,125
                                                               ---------------
                                                                      245,322
                                                               ---------------


STOCKHOLDERS' EQUITY DEFICIENCY:

  Common stock, 10,000,000 shares authorized, 1,000,000
  issued and outstanding, $.001 par value                               1,000

  Deficit accumulated in the development stage                       (151,536)
                                                               ---------------
                                                                     (150,536)
                                                               ---------------
                                                                    $  94,786
                                                               ===============


SEE NOTES TO FINANCIAL STATEMENTS.

HOME GAMBLING NETWORK, INC.
(A DEVELOPMENT STAGE ENTERPRISE)
STATEMENTS OF DEVELOPMENT STAGE OPERATIONS AND DEFICIT

YEARS ENDED DECEMBER 31, 1999 AND 1998, AND FOR THE CUMULATIVE
 PERIOD FROM AUGUST 2, 1995, THROUGH DECEMBER 31, 1999
------------------------------------------------------------------------------


                                                                          Year ended December 31,         August 2, 1995,
                                                                     ----------------------------------       through
                                                                         1999                1998        December 31, 1999
                                                                     --------------      -------------- --------------------
Selling, general and administrative expenses                           $   126,631         $    25,198          $   152,699


Forfeited license deposit revenue                                          (13,460)                                 (13,460)


Interest expense                                                             7,866               3,740               12,297
                                                                     --------------      --------------       --------------

NET LOSS                                                                   121,037              28,938              151,536


DEFICIT ACCUMULATED IN THE DEVELOPMENT STAGE:
     Beginning of period                                                    30,499               1,561
                                                                     --------------      --------------       --------------
     End of period                                                     $   151,536         $    30,499          $   151,536
                                                                     ==============      ==============       ==============


NET LOSS PER COMMON SHARE                                              $     0.121         $     0.029          $     0.152
                                                                     ==============      ==============       ==============
NUMBER OF COMMON SHARES OUTSTANDING                                      1,000,000           1,000,000            1,000,000
                                                                     ==============      ==============       ==============


SEE NOTES TO FINANCIAL STATEMENTS.

HOME GAMBLING NETWORK, INC.
(A DEVELOPMENT STAGE ENTERPRISE)
STATEMENT OF CASH FLOWS
YEARS ENDED DECEMBER 31, 1999 AND 1998, AND FOR THE CUMULATIVE
 PERIOD FROM AUGUST 2, 1995, THROUGH DECEMBER 31, 1999

------------------------------------------------------------------------------


Operating activities:

       Net cash provided by operating activities          $ 22,903

Investing activities:

       Payments of patent costs                                    (22,280)
                                                              -------------


Net increase in cash and balance, end of year                     $    623
                                                              =============


SEE NOTES TO FINANCIAL STATEMENTS.

HOME GAMBLING NETWORK, INC.
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO FINANCIAL STATEMENTS

YEARS ENDING DECEMBER 31, 1999 AND 1998, AND FOR THE CUMULATIVE
PERIOD FROM INCEPTION, AUGUST 2, 1995, THROUGH DECEMBER 31, 1999
------------------------------------------------------------------------------

1.       BACKGROUND INFORMATION:

BUSINESS ACTIVITIES AND HISTORY. Home Gambling Network, Inc. (the Company) holds a patent for a method that allows entities that it licenses, via the internet and other electronic media, to bring live gaming to players in remote locations, and that enables making and receiving electronic payments to and from such players. The Company has been in the development stage since its inception, August 2, 1995.

In February 2000, in what is commonly referred to as a "reverse acquisition," 100% of the Company's stock was effectively exchanged for a controlling interest in a publicly held "shell" company, PCG Media, Inc. (referred to herein as PCG, which concurrently changed its name to i2corp.com). Prior to this transaction, PCG had recently registered its outstanding common stock with the United States Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934. For financial accounting purposes, the acquisition will be treated as an acquisition of PCG by the Company and as a recapitalization of the Company. The historical financial statements presented are those of the Company.

EQUIPMENT, FURNITURE AND FIXTURES. Equipment, furniture and fixtures are stated at cost. Depreciation is provided using the declining balance method over the estimated useful lives of the assets.

PATENT COSTS. Patent costs are amortized over the life of the patents.

ADVERTISING COSTS. Costs for advertising are expensed as incurred. Advertising costs expensed totaled $24,342 and $4,701 in 1999 and 1998.

USE OF ESTIMATES. Timely preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures, some of which may require revision in futures periods.

2. COMMITMENTS AND CONTINGENCIES:

OPERATING LEASES. Subsequent to year-end, the Company entered into noncancelable operating lease agreements for automobiles and office space.

The Company's minimum future lease under noncancelable operating leases are as follows as of December 31, 1999:

       2000                                $  54,244
       2001                                   64,964
       2002                                    9,440

GOING CONCERN. The accompanying financial statements have been prepared assuming that the company will continue as a going concern. The Company has accumulated a development stage deficit of $151,536. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

It is management's plan to pursue additional financing with a minority stockholder in addition to exploring other financing options in the investment community. In that connection, subsequent to the PCG acquisition in February 2000, the Company borrowed $500,000 from a minority shareholder in PCG and issued an unsecured note payable July 2000, with interest at 6%.

Management also plans to execute licensing agreements in 2000, which would generate operating revenues.

OTHER CONTINGENCY. The Company has been presented with claims asserting that certain individuals are entitled to an aggregate of approximately 400,000 shares of the Company's common stock. Based on the available evidence, management believes these claims are inconsistent with the Company's records and invalid. It is believed that there may be other similar claims asserted in the future. However, based, in part, upon the advice of counsel, management believes that such matters will not have a significant effect on the Company if the Company was required to issue such shares.

HOME GAMBLING NETWORK, INC.
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDING DECEMBER 31, 1999 AND 1998, AND FOR THE CUMULATIVE
PERIOD FROM INCEPTION, AUGUST 2, 1995, THROUGH DECEMBER 31, 1997
------------------------------------------------------------------------------

3. INCOME TAXES:

Because, as of December 31, 1999, the Company has engaged in extensive development stage activities and generated limited revenues over a period of five years, it has incurred substantial losses, the income tax benefits of which have been effectively offset by a 100% valuation allowance and, therefore are not reflected in the accompanying financial statements.

4. CAPITALIZATION AND RELATED PARTY TRANSACTIONS:

The Company was capitalized at its inception with 1,000,000 shares of common stock at par value issued in exchange for $1,000 in funds advanced on its behalf by the stockholders.

In addition, the Company's sole source of financing has been advances made on its behalf by its stockholders (Note 6), which have accrued interest at federal statutory rates and are due on demand. Interest charged to operations on these related party obligations totaled $6,621, $3,740 and $691 for 1999, 1998 and the prior period presented, respectively.

In addition, the Company's officer/stockholders have provided their services to the Company, during the audit period, without compensation.

5. FINANCIAL INSTRUMENTS:

The carrying amounts of financial instruments approximates their fair value because of their short maturities or because the debt bears fixed rates that approximate current rates available on similar borrowings, except for stockholder advances, for which the fair value cannot be estimated because of the nature of related party transactions.

6. SUPPLEMENTAL CASH FLOW INFORMATION:

Since no bank account was opened for the Company until June 1999; no statement of cash flows is presented for periods prior to 1999.

RECONCILIATION OF 1999 NET LOSS TO NET CASH USED IN
  OPERATING ACTIVITIES:


   Net loss                                $(121,037)
   Depreciation and amortization               5,943
   Interest expense accrued                    6,621
   Increase in accounts payable              131,376
                                           ---------

   Net cash provided by operations         $  22,903
                                           =========

NON-CASH INVESTING AND FINANCING ACTIVITIES. Advances made by the shareholders on behalf of the Company for patent costs, other asset purchases, and selling, general and administrative expenses totaled $53,319, $38,117 and $99,073 in 1999, 1998 and the cumulative period presented, respectively.